SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) December 26, 1996



                           NW VENTURE CORP.
      (Exact name of Registrant as specified in its charter)




Delaware                      33-83418-LA                 93-1138967
(State or other               (Commission            I.R.S. Employer
jurisdiction of               file number)            Identification
incorporation or                                             Number)
organization)


501 S.E. Columbia Shores Boulevard, #350
Vancouver, Washington                                       98661
(Address of principal                                   (Zip Code)
executive offices)



Registrant's telephone number, including area code:  (360) 737-6800




Item 1.   Changes in Control of Registrant.

     As of December 26, 1996, NW Venture Corp. (the "Company") issued 25,500,000 shares of its $.0001 par value common stock to the holders of 100% of the outstanding common stock of Cyberia, Inc., a California corporation ("Cyberia") pursuant to an Agreement and Plan of Tax Free Reorganization (the "Acquisition Agreement") among the Company, Cyberia and the shareholders of Cyberia in which Cyberia became a wholly-owned subsidiary of the Company.

     In connection with the Acquisition Agreement, the three shareholders of Cyberia, namely, Jay Rifkin, Hans Zimmer and Mark
S. Levy, received 12,000,000, 12,000,000 and 1,500,000 shares, respectively, of the Company's common stock in exchange for their shares of Cyberia.

     Prior to the closing of the aforesaid transactions, the Company had 4,500,000 shares of common stock issued and outstanding of which 4,050,000 shares or 90.0% were owned of record by Martin Rifkin. After giving full effect to the aforesaid transactions, there are 30,000,000 shares of common stock outstanding with Jay Rifkin owning of record 12,000,000 shares or 40.0%, Hans Zimmer owning of record 12,000,000 shares or 40.0%, Mark S. Levy owning of record 1,500,000 shares or 5.0%, and Martin Rifkin owning of record 4,050,000 shares or 13.5%.

     In connection with the closing of the aforesaid transactions, Jay Rifkin and Hans Zimmer were elected to the Board of Directors of the Company. As a result, the Company's newly constituted Board of Directors consists of the following persons: Jay Rifkin, Hans Zimmer and Martin Rifkin.


Item 2.   Acquisition or Disposition of Assets.

     As described in Item 1 of this Report, as of December 26, 1996, the Company issued a total of 25,500,000 shares of its authorized but previously unissued common stock pursuant to the Acquisition Agreement whereby Cyberia became a wholly-owned subsidiary of the Company.

     Cyberia was incorporated in the State of California in February 1994 by Grammy Award winning producer Jay Rifkin and Academy Award winning composer Hans Zimmer to create original music for television commercials. Cyberia has retained the services of various composers to create original music for use by the advertising industry to promote products and services.


Item 7.   Financial Statements and Exhibits.


     Financial Statements of Businesses Acquired and Pro Forma
     Financial Information:

     The financial statements of Cyberia, Inc. and pro forma financial information are incorporated herein by reference from the Company's Post-Effective Amendment No. 3 to Form SB-2
Registration Statement.


     Exhibits:

          10.1 Agreement and Plan of Tax Free Reorganization dated May 22, 1996 by and among NW Venture
                    Corp., Cyberia, Inc. ("Cyberia") and the shareholders of Cyberia(1)

          ___________________

          (1) Incorporated herein by reference from the Company's Post-Effective Amendment No. 1 to Form
               SB-2 Registration Statement.








                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NW VENTURE CORP.
                                   (Registrant)


Date:     December 27, 1996        By:  /s/Martin Rifkin
                                        Martin Rifkin,
                                        President